Exhibit 99.1

KULR Technology Group, Inc. – LD Micro Main Event XI – Dec 4, 2018 Space Technologies Making the Future of E - Mobility Cooler and Safer Michael Mo CEO KULR Technology Group, Inc. (OTCQB: KUTG)

KULR Technology Group, Inc. – LD Micro Main Event XI – Dec 4, 2018 Forward Looking Statements This presentation contains certain “forward - looking statements” within the meaning of Section 27 A of the Securities Act of 1933 and Section 21 E of the Securities Exchange Act of 1934 and other federal securities laws that are intended to be covered by the "safe harbor" created by those sections, including statements regarding our future performance, ability to entire into future partnerships, and future portfolio . All statements in this presentation that are not based on historical fact are forward - looking statements . While management has based any forward looking statements on its current expectations, the information on which such expectations were based may change . Forward - looking statements involve inherent risks and uncertainties which could cause actual results to differ materially from those in the forward - looking statements, as a result of various factors including those risks and uncertainties described in the risk factors and in management's discussion and analysis of financial condition and results of operations sections of our most recent annual report on Form 10 - K and any subsequent quarterly reports on Form 10 - Q . We urge you to consider those risks and uncertainties in evaluating our forward - looking statements . We caution readers not to place undue reliance upon any such forward - looking statements, which speak only as of the date made . Except as otherwise required by the federal securities laws, we disclaim any obligation or undertaking to publicly release any updates or revisions to any forward - looking statement contained herein (or elsewhere) to reflect any change in our expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based . In this document, we refer to information regarding potential markets for products and other industry data . We believe that all such information has been obtained from reliable sources that are customarily relied upon by companies in our industry . However, we have not independently verified any such information .

KULR Technology Group, Inc. – LD Micro Main Event XI – Dec 4, 2018 30 Years of Space Thermal Management Experience Mercury Messenger Heat Sink (2002) LEO Flight PCM Heat Sink (2006) Mars Rover PCM Heat Sink (2020) X - 38 Battery Thermal Management (1999) NICER Heat Sink ISSI (2017)

KULR Technology Group, Inc. – LD Micro Main Event XI – Dec 4, 2018 Space Technologies Making the Future of E - Mobility Cooler & Safer

KULR Technology Group, Inc. – LD Micro Main Event XI – Dec 4, 2018 Proprietary Carbon Fiber Architecture KULR Thermal Management Solutions Ion Battery Thermal Materials (FTI) PCM Heat Sink Lithium - Ion Battery Safety

KULR Management Team



Michael Mo, Chief Executive Officer

- Family co-founded IC software simulation company, Epic Design Technology (acquired by Synopsis for $427M in 1997)
- Co-founded Sympeer Technology in 2005 (acquired by Amlogic in 2007)
- Managed OTT product line with majority market share of China's OTT-STB market
- Established business relationships with high profile tech leaders in the U.S. and China
- Earned a MS in Electrical Engineering from UC Santa Barbara.


Cooling
Thermal

Dr. Timothy Knowles, Chief Technology Officer

- 30+ years of thermal management R&D experience having performed work on some of the most challenging aerospace and industrial applications
- Led team that built the X-38 battery heat sink, Mercury Messenger PCM heat sink, NICER telescope PCM heat sink, and Mars Rover battery enclosure
- Conceived and developed KULR's proprietary Carbon Fiber Cooling solutions and was awarded hundreds of contracts from numerous customers including NASA, JPL, Raytheon, and Boeing.
- Earned a Ph.D. in Physics from UC San Diego

KULR Technology Group, Inc. – LD Micro Main Event XI – Dec 4, 2018

KULR
Carbon Fiber Cooling

KULR Technology Group, Inc. – LD Micro Main Event XI – Dec 4, 2018 KULR Management Team Simon Westbrook, Chief Financial Officer ▪ Founded and served as an officer of Aargo, Inc, a company specializing in financial consulting services to corporations in various tech related industries ▪ Served as CFO of Amber Network and Sage, Inc. (Nasdaq: SAGI) ▪ Held senior financial positions at Creative Technology (Nasdaq: CREAF) and Atari (AMEX: ATC) ▪ Multiple initial and secondary public offerings and public and private M&A transactions ▪ Masters of Economics from Trinity College, Cambridge University Michael Carpenter, VP of Engineering ▪ Former Director of PCM Heat Sink Group and Safety Officer for Energy Science Laboratories Inc ▪ Served as Quality Manager and Facility Security Officer in the Defense Industrial Security Program from 1988 to 1995 ▪ Earned a B.S. in Applied Mechanics from the UC San Diego

KULR Technology Group, Inc. – LD Micro Main Event XI – Dec 4, 2018 $14B Thermal Management Market Opportunity & Fast Growing Applications 8 Renewable Energy Space and Industrial Next - Gen Mobile Electrical Transportation $11.2B (2016) $14.6B (2021)* Cloud Computing * BCC Research Report 2016. Thermal management market size by 2021

KULR Technology Group, Inc. – LD Micro Main Event XI – Dec 4, 2018 E - Mobility Key Technology Components Battery power system is the largest component block Ability to integrate rest of system becomes the heart of E - Mobility

KULR Technology Group, Inc. – LD Micro Main Event XI – Dec 4, 2018 Lithium - Ion Battery Thermal Management Solutions TRS for Thermal Runaway Propagation Mitigation FTI for Battery Thermal Interface Material ISC for Thermal Runaway Testing

KULR Technology Group, Inc. – LD Micro Main Event XI – Dec 4, 2018 TRS Interior Trigger Cell Video https://youtu.be/QXqnGoxZo0s

KULR Technology Group, Inc. – LD Micro Main Event XI – Dec 4, 2018 TRS Interior Trigger Cell Test Result Heater power at 30W for 275s. Onset of TR in 275s. Maximum sustained adjacent cell ; T = 40 C All six adjacent cells showed no electrical performance degradation in post test discharge

KULR Technology Group, Inc. – LD Micro Main Event XI – Dec 4, 2018 TRS Upper Corner Trigger Cell Video https://youtu.be/c_L - 1rC7nss

KULR Technology Group, Inc. – LD Micro Main Event XI – Dec 4, 2018 TRS Upper Corner Cell Test Result Heater power at 27W for 141s. Onset of TR in 140s. Maximum sustained adjacent cell ; T > 40 C All 3 adjacent cells showed no electrical performance degradation in post test discharge

KULR Technology Group, Inc. – LD Micro Main Event XI – Dec 4, 2018 TRS Lower Corner Cell Trigger Video https://youtu.be/f19q7dZUR1Q

KULR Technology Group, Inc. – LD Micro Main Event XI – Dec 4, 2018 TRS Lower Corner Cell Test Result Heater power at 29W for 195s. Onset of TR in 194s. Maximum sustained adjacent cell ; T = 63.2 C All 2 adjacent cells showed no electrical performance degradation in post test discharge

KULR Technology Group, Inc. – LD Micro Main Event XI – Dec 4, 2018 Post Test Examination All three trigger cells had embedded internal short circuit (ISC) device in bottom of jelly roll and experienced bottom rupture.

KULR Technology Group, Inc. – LD Micro Main Event XI – Dec 4, 2018 Exclusive ISC Commercialization Partner for NASA / NREL NASA Crewed Space Vehicle Battery Safety Standard Requirements Testing Standards. Rev. D. 2017

KULR Technology Group, Inc. – LD Micro Main Event XI – Dec 4, 2018 Vertically Integrated Battery Solution for E - Mobility Battery Materials: Solid - State & Testing Battery Cell Technology: Testing and Screening Battery Pack Design: Thermal and Safety Designs System - Level Cooling Solutions: Active and Passive Vehicle + Fleet Level Energy Management Solution: SW + HW + AI

KULR Technology Group, Inc. – LD Micro Main Event XI – Dec 4, 2018 KULR To Provide Vertically Integrated Energy Management Solution KUTG Space & Defense Energy Management Battery Cell & Pack Design EV Battery Thermal & Safety System Vehicle & Fleet Energy Management Battery Material R&D

KULR Technology Group, Inc. – LD Micro Main Event XI – Dec 4, 2018 KULR Technology Group Investment Thesis Summary Space technologies to make the future of E - Mobility cooler and safer $14B Thermal Management market in fast growing applications by 2021 Driving the Future of E - Mobility integrating key battery and vehicle power management technologies together Public traded company in US dedicated to thermal management of E - Mobility serving global markets and brand name customers

KULR Technology Group, Inc. – LD Micro Main Event XI – Dec 4, 2018